Exhibit 99.2

BRE Properties, Inc.

Second Quarter 2008

Earnings Release and

Supplemental Financial Data

5600 Wilshire: community under development.

Initial unit deliveries expected Q4’08

284 Units

Los Angeles, CA

BRE Properties, Inc.	Phone:	415.445.6530
525 Market Street, 4th Floor	Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Henry Hirvela

EVP and Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Second Quarter 2008

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2008

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended June 30,		Six Months Ended June 30,
OPERATING INFORMATION	2008	2007	2008	2007
Total revenues (1)	$88,471	$81,820	$175,036	$161,500

Net income available to common shareholders	$15,949	$15,146	$30,154	$27,060
Per diluted share	$0.31	$0.29	$0.58	$0.52

Funds from Operations (2)	$36,762	$35,621	$72,470	$67,778
FFO per diluted share	$0.70	$0.68	$1.38	$1.29

Nonroutine income items (3)	$0	$1,900	$0	$1,900
Nonroutine income items per diluted share	$0.00	$0.04	$0.00	$0.04

Dividends per share	$0.5625	$0.5375	$1.1250	$1.0750

Adjusted EBITDA (2)	$61,092	$58,591	$120,953	$115,087

Common dividends	$29,023	$27,427	$57,901	$54,829
Preferred dividends	$2,953	$4,468	$5,906	$8,936
Interest expense, including interest from discontinued operations	$21,686	$20,569	$43,182	$40,589

Interest coverage ratio (4)	2.8	2.8	2.8	2.8
Fixed charge coverage ratio (4)	2.5	2.3	2.5	2.3

Same-store revenue increase/decrease	3.9%	5.0%	4.3%	5.5%
Same-store expense increase/decrease	3.8%	-1.9%	4.7%	-1.5%
Same-store NOI increase/decrease	3.9%	8.2%	4.1%	8.7%
Same-Store Operating margins	71%	71%	71%	71%

CAPITALIZATION DATA			6/30/08	6/30/07
Net real estate investments			$2,939,738	$2,852,303
Total assets, gross			$3,493,083	$3,344,741

Total debt			$2,004,816	$1,844,459
Minority interest			$30,981	$31,473
Preferred stock (at liquidation preference)			$175,000	$250,000
Total shareholders’ equity			$899,288	$958,617

Common shares and units outstanding			51,890	51,590
Share price, end of period			$43.28	$59.29

Total market capitalization			$4,425,615	$5,153,230
Total book capitalization			$2,935,085	$2,834,549

Debt to total market capitalization			45%	36%
Debt to total book capitalization			68%	65%
Debt to total assets, gross			57%	55%
Secured debt to total assets			5%	6%

COMMUNITY INFORMATION			6/30/08	6/30/07
Operating communities:
Wholly or Majority Owned Communities			80	81
Wholly or Majority Owned Units			22,680	22,681

Unconsolidated Joint Venture Communities			13	10
Unconsolidated Joint Venture Units			4,080	2,948

Communities under development:
Communities			7	11
Units			2,077	3,391

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	The second quarter and YTD 2007 EPS and FFO totals include proceeds from a legal settlement related to Pinnacle Galleria.
(4)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2008

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	June 30, 2008	June 30, 2007
Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$2,852,184	$2,702,810
Construction in progress	270,226	327,256
Less: accumulated depreciation	(474,726)	(420,589)

	2,647,684	2,609,477

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,399	44,747

Real estate held for sale, net	113,034	79,883

Land under development	116,621	118,196

Total real estate portfolio	2,939,738	2,852,303

Cash	10,804	11,937
Other assets	67,815	59,912

TOTAL ASSETS	$3,018,357	$2,924,152

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,540,000
Unsecured line of credit	312,000	129,000
Mortgage loans	152,816	175,459
Accounts payable and accrued expenses	83,272	89,603

Total liabilities	2,088,088	1,934,062

Minority interests	30,981	31,473

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 and 10,000,000 shares with $25 liquidation preference issued and outstanding at June 30, 2008 and June 30, 2007, respectively.	70	100

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 51,045,125 and 50,727,018 at June 30, 2008 and June 30, 2007, respectively.	510	507
Additional paid-in capital	898,708	958,010

Total shareholders’ equity	899,288	958,617

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,018,357	$2,924,152

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended June 30, 2008 and 2007

(Unaudited, dollar and share amounts in thousands)

REVENUE	Quarter ended 6/30/08	Quarter ended 6/30/07	Six months ended 6/30/08	Six months ended 6/30/07
Rental income	$84,839	$78,320	$168,020	$154,691
Ancillary income	3,632	3,500	7,016	6,809

Total revenue	88,471	81,820	175,036	161,500

EXPENSES
Real estate expenses	26,144	24,111	52,243	48,020
Depreciation	19,924	18,611	40,041	36,825
Interest expense	21,686	20,324	43,147	40,097
General and administrative	5,378	4,737	10,033	9,552

Total expenses	73,132	67,783	145,464	134,494
Other income	637	3,024	1,231	4,191

Income before minority interests, partnership income and discontinued operations	15,976	17,061	30,803	31,197
Minority interests	(580)	(570)	(1,161)	(1,149)
Partnership income	683	508	1,315	952

Income from continuing operations	16,079	16,999	30,957	31,000

Discontinued operations:
Discontinued operations, net (1)	2,823	2,615	5,103	4,996
Net gain on sales	—	—	—	—

Total discontinued operations	2,823	2,615	5,103	4,996
NET INCOME	18,902	19,614	36,060	35,996
Dividends attributable to preferred stock	2,953	4,468	5,906	8,936

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,949	$15,146	$30,154	$27,060

Net income per common share—basic	$0.31	$0.30	$0.59	$0.53

Net income per common share—assuming dilution	$0.31	$0.29	$0.58	$0.52

Weighted average shares outstanding—basic (2)	51,020	50,705	51,005	50,660

Weighted average shares outstanding—assuming dilution (2)	51,850	51,840	51,775	51,840

(1)    Details of net earnings from discontinued operations. For 2008, includes six operating properties held for sale as of June 30, 2008. For 2007, totals also include two properties sold in the third quarter of 2007 and two properties sold in the fourth quarter of 2007.

	Quarter ended 6/30/08	Quarter ended 6/30/07	Six months ended 6/30/08	Six months ended 6/30/07

Rental and ancillary income	$4,524	$6,489	$8,924	$12,801
Real estate expenses	(1,701)	(2,502)	(3,277)	(4,885)
Depreciation	—	(1,127)	(509)	(2,428)
Interest expense	—	(245)	(35)	(492)

Income from discontinued operations, net	$2,823	$2,615	$5,103	$4,996

(2)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$2,852,184	$2,841,107	$2,823,279	$2,776,532	$2,702,810
Construction in progress	270,226	219,578	297,939	307,534	327,256
Less: accumulated depreciation	(474,726)	(455,282)	(458,474)	(438,979)	(420,589)

	2,647,684	2,605,403	2,662,744	2,645,087	2,609,477
Equity interests in real estate joint ventures:
Investments in rental properties	62,399	62,354	62,966	63,336	44,747

Real estate held for sale	113,034	112,337	30,548	49,024	79,883
Land under development	116,621	130,664	125,382	121,095	118,196

Total real estate portfolio	2,939,738	2,910,758	2,881,640	2,878,542	2,852,303

Cash	10,804	8,493	6,952	2,695	11,937
Other assets	67,815	63,559	65,068	68,195	59,912

TOTAL ASSETS	$3,018,357	$2,982,810	$2,953,660	$2,949,432	$2,924,152

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:

Unsecured senior notes	$1,540,000	$1,540,000	$1,540,000	$1,540,000	$1,540,000
Unsecured line of credit	312,000	265,000	205,000	212,000	129,000
Mortgage loans	152,816	162,300	174,082	174,779	175,459
Accounts payable and accrued expenses	83,272	74,272	80,406	78,364	89,603

Total liabilities	2,088,088	2,041,572	1,999,488	2,005,143	1,934,062

Minority interests	30,981	30,980	30,980	30,981	31,473

Shareholders’ equity:
Preferred stock	70	70	70	70	100
Common stock	510	510	510	508	507
Additional paid-in capital	898,708	909,678	922,612	912,730	958,010

Total shareholders’ equity	899,288	910,258	923,192	913,308	958,617

TOTAL LIABILITIES AND EQUITY	$3,018,357	$2,982,810	$2,953,660	$2,949,432	$2,924,152

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

REVENUE	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June. 30, 2007
Rental income	$84,839	$83,181	$81,980	$80,558	$78,320
Ancillary income	3,632	3,384	3,267	3,548	3,500

Total revenue	88,471	86,565	85,247	84,106	81,820

EXPENSES
Real estate expenses	$26,144	$26,099	$24,804	$25,552	$24,111
Depreciation	19,924	20,116	20,492	18,680	18,611
Interest expense	21,686	21,461	21,578	20,334	20,324
General and administrative	5,378	4,655	4,716	3,973	4,737

Total expenses	73,132	72,331	71,590	68,539	67,783

Other income	637	594	756	840	3,024

Income before minority interests, partnership income and discontinued operations	15,976	14,828	14,413	16,407	17,061

Minority interests	(580)	(580)	(560)	(570)	(570)
Partnership income	683	631	652	529	508

Income from continuing operations	16,079	14,879	14,505	16,366	16,999

Discontinued operations:
Discontinued operations, net (1)	2,823	2,280	2,447	2,810	2,615
Net gain on sales	—	—	16,708	39,249	—

Total discontinued operations	2,823	2,280	19,155	42,059	2,615

NET INCOME	$18,902	$17,159	$33,660	$58,425	$19,614

Redemption related preferred stock issuance cost	—	—	—	2,768	—
Dividends attributable to preferred stock	2,953	2,953	2,953	4,232	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,949	$14,206	$30,707	$51,425	$15,146

Net income per common share—basic	$0.31	$0.28	$0.60	$1.01	$0.30

Net income per common share—diluted	$0.31	$0.28	$0.59	$0.99	$0.29

Weighted average shares outstanding—basic	51,020	50,985	50,880	50,745	50,705

Weighted average shares outstanding—assuming dilution	51,850	51,580	51,705	51,760	51,840

(1) Details of earnings from discontinued operations, net:

	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June. 30, 2007

Rental and ancillary income	$4,524	$4,400	$5,166	$5,820	$6,489
Real estate expenses	(1,701)	(1,576)	(1,854)	(2,101)	(2,502)
Depreciation	—	(509)	(761)	(763)	(1,127)
Interest expense	—	(35)	(104)	(146)	(245)

Income from discontinued operations, net	$2,823	$2,280	$2,447	$2,810	$2,615

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,949	$14,206	$30,707	$51,425	$15,146
Add back/ exclude:
Depreciation from continuing operations	19,924	20,116	20,492	18,680	18,611
Depreciation from discontinued operations	—	509	761	763	1,127
Minority interests	580	580	560	570	570
Depreciation from unconsolidated entities	415	402	409	350	272
Net (gain) on sales	—	—	(16,708)	(39,249)	—
Less: Minority interests not convertible into common shares	(106)	(106)	(106)	(106)	(105)

FUNDS FROM OPERATIONS (1)	$36,762	$35,707	$36,115	$32,433	$35,621

Nonroutine income items (2)	—	—	—	—	1,900

Redemption related preferred stock issuance cost (3)	—	—	—	2,768	—

Weighted average shares and equivalents outstanding - assuming dilution	52,695	52,425	52,550	52,615	52,720
PER SHARE INFORMATION—ASSUMING DILUTION:
Funds from operations	$0.70	$0.68	$0.69	$0.62	$0.68
Non-routine income items (2)	$0.00	$0.00	$0.00	$0.00	$0.04
Redemption related preferred stock issuance cost (3)	$0.00	$0.00	$0.00	$0.05	$0.00

(1)    Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

(2) For the quarter ended June 30, 2007, non routine income items include litigation settlement proceeds of $1,900,000.
(3) Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

CAPITAL EXPENDITURES	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007

Capital expenditures (4)	$5,867	$1,781	$5,477	$4,019	$5,956

Average apartment units in period	22,680	22,250	22,188	22,240	22,681
Capital expenditures per apartment unit in period	$259	$80	$247	$181	$263
Capital expenditures per apartment unit-trailing four quarters	$767	$771	$750	$691	$691
Revenue enhancing rehabilitation costs	$4,408	$3,796	$5,998	$7,066	$8,758

(4)    Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	June 30, 2008	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007
Revenues from continuing operations	$88,471	$86,565	$85,247	$84,106	$81,820
Revenues from discontinued operations	4,524	4,400	5,166	5,820	6,489

Total Revenues	$92,995	$90,965	$90,413	$89,926	$88,309
Real estate expenses-continuing operations	$26,144	$26,099	$24,804	$25,552	$24,111
Real estate expenses-discontinued operations	1,701	1,576	1,854	2,101	2,502

Total Real Estate Expenses	$27,845	$27,675	$26,658	$27,653	$26,613
Partnership and other income	$1,320	$1,225	$1,408	$1,369	$3,532

Total Net Operating Income	$66,470	$64,515	$65,163	$63,642	$65,228

Depreciation from continuing operations	$19,924	$20,116	$20,492	$18,680	$18,611
Depreciation from discontinued operations	—	509	761	763	1,127

Total Depreciation	$19,924	$20,625	$21,253	$19,443	$19,738
Interest from continuing operations	$21,686	$21,461	$21,578	$20,334	$20,324
Interest from discontinued operations	—	35	104	146	245

Total Interest	$21,686	$21,496	$21,682	$20,480	$20,569

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended June 30, 2008 and 2007

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	Q2 2008	Q2 2007	% Change	Q2 2008	Q2 2007	% Change
San Diego	3,712	$16,455	$15,593	5.5%	$4,430	$4,268	3.8%
Inland Empire	3,285	12,030	11,864	1.4%	3,666	3,514	4.3%
Orange County	2,545	11,434	11,216	1.9%	3,328	3,101	7.3%
Los Angeles	2,075	10,037	9,987	0.5%	3,037	2,859	6.2%
San Francisco	2,475	12,433	11,620	7.0%	3,115	2,924	6.5%
Sacramento	1,152	3,748	3,640	3.0%	1,178	1,163	1.3%

Subtotal; California	15,244	$66,137	$63,920	3.5%	$18,754	$17,829	5.2%

Pacific Northwest
Seattle	3,211	12,103	11,329	6.8%	3,527	3,621	-2.6%

Mountain/Desert Markets
Phoenix	902	2,584	2,539	1.8%	950	929	2.3%

Total Same-Store (1)	19,357	$80,824	$77,788	3.9%	$23,231	$22,379	3.8%

	No. of Communities	No. of Units	Net Operating Income
California			Q2 2008	Q2 2007	% Change	% of Total
San Diego	12	3,712	$12,025	$11,325	6.2%	20.9%
Inland Empire	12	3,285	8,364	8,350	0.2%	14.5%
Orange County	8	2,545	8,106	8,115	-0.1%	14.1%
Los Angeles	10	2,075	7,000	7,128	-1.8%	12.2%
San Francisco	8	2,475	9,318	8,696	7.2%	16.2%
Sacramento	4	1,152	2,570	2,477	3.8%	4.5%

Subtotal; California	54	15,244	$47,383	$46,091	2.8%	82.3%

Pacific Northwest
Seattle	12	3,211	8,576	7,708	11.3%	14.9%

Mountain/Desert Markets
Phoenix	2	902	1,634	1,610	1.5%	2.8%

Total Same-Store (1)	68	19,357	$57,593	$55,409	3.9%	100.0%

“Non Same-Store” Summary	No. of Communities	No. of units	Net Operating Income
			Q2 2008	Q2 2007
Development properties (2)	4	1,140	2,527	607
Rehabilitation properties (3)	2	699	2,271	1,559
Discontinued operations (4)	10	2,357	2,823	3,987
Joint venture income (5)	13	4,080	683	508
Commercial and Other (6)	n/a	n/a	(64)	134
Other income	n/a	n/a	637	3,024

Total Non Same-Store	29	8,276	$8,877	$9,819

Less Properties Sold 2007	(4)	(873)
Total All Units / NOI	93	26,760	$66,470	$65,228

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting April 1, 2007
(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization.
(3)	Consists of NOI from two properties which are under rehabilitation and stabilization.
(4)	Includes results from six properties classified as held for sale as of June 30, 2008 and four properties sold in 2007.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended June 30, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Six Months Ended June 30, 2008 and 2007

(Dollar amounts in thousands)

California	No. of Units	Revenues			Expenses
		YTD 2008	YTD 2007	% Change	YTD 2008	YTD 2007	% Change
San Diego	3,712	$32,702	$30,903	5.8%	$8,765	$8,387	4.5%
Inland Empire	3,285	23,884	23,444	1.9%	7,263	6,780	7.1%
Orange County	2,545	22,777	22,261	2.3%	6,644	6,277	5.8%
Los Angeles	2,075	20,099	19,608	2.5%	6,132	5,752	6.6%
San Francisco	2,475	24,616	23,245	5.9%	6,261	5,913	5.9%
Sacramento	1,152	7,399	7,262	1.9%	2,464	2,350	4.9%

Subtotal; California	15,244	$131,477	$126,723	3.8%	$37,529	$35,459	5.8%

Pacific Northwest
Seattle	3,211	24,020	22,243	8.0%	7,080	7,117	-0.5%

Mountain/Desert Markets
Phoenix	902	5,023	4,995	0.6%	1,902	1,846	3.0%

Total Same-Store (1)	19,357	$160,520	$153,961	4.3%	$46,511	$44,422	4.7%

California	No. of Communities	No. of Units	Net Operating Income
			YTD 2008	YTD 2007	% Change	% of Total
San Diego	12	3,712	$23,937	$22,516	6.3%	21.0%
Inland Empire	12	3,285	16,621	16,664	-0.3%	14.6%
Orange County	8	2,545	16,133	15,984	0.9%	14.2%
Los Angeles	10	2,075	13,967	13,856	0.8%	12.3%
San Francisco	8	2,475	18,355	17,332	5.9%	16.1%
Sacramento	4	1,152	4,935	4,912	0.5%	4.3%

Subtotal; California	54	15,244	$93,948	$91,264	2.9%	82.4%

Pacific Northwest
Seattle	12	3,211	16,940	15,126	12.0%	14.9%

Mountain/Desert Markets
Phoenix	2	902	3,121	3,149	-0.9%	2.7%

Total Same-Store (1)	68	19,357	$114,009	$109,539	4.1%	100.0%

“Non Same-Store” Summary	No. of Communities	No. of units	Net Operating Income
			YTD 2008	YTD 2007
Development properties (2)	4	1,140	4,472	800
Rehabilitation properties (3)	2	699	4,381	2,767
Discontinued operations (4)	10	2,357	5,647	7,916
Joint venture income (5)	13	4,080	1,315	952
Commercial and Other (6)	n/a	n/a	(69)	374
Other income	n/a	n/a	1,231	4,191

Total Non Same-Store	29	8,276	$16,977	$17,000

Less Properties Sold 2007	(4)	(873)
Total All Units / NOI	93	26,760	$130,986	$126,539

(1)	Consists of stabilized properties owned by BRE for at least six full quarters, starting January 1, 2007
(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization.
(3)	Consists of NOI from two properties which are under rehabilitation and stabilization.
(4)	Includes results from six properties classified as held for sale as of June 30, 2008 and four properties sold in 2007.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the six months ended June 30, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of June 30, 2008 and 2007

California	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
		Q2’08	Q2’07	% Change	Q2’08	Q2’07	2008	2007
San Diego	3,712	$1,559	$1,495	4.3%	95.0%	93.9%	68%	70%
Inland Empire	3,285	1,302	1,309	-0.6%	93.4%	93.3%	62%	62%
Orange County	2,545	1,590	1,554	2.3%	93.9%	94.8%	53%	56%
Los Angeles	2,075	1,789	1,751	2.2%	93.6%	96.0%	60%	64%
San Francisco	2,475	1,837	1,718	6.9%	95.3%	95.6%	53%	55%
Sacramento	1,152	1,147	1,120	2.4%	94.9%	92.1%	63%	69%

Subtotal; California	15,244	$1,554	$1,508	3.1%	94.3%	94.3%	60%	63%

Pacific Northwest
Seattle	3,211	1,361	1,243	9.5%	94.9%	95.0%	56%	62%

Mountain/Desert Markets
Phoenix	902	974	974	0.0%	93.3%	92.5%	56%	66%

Total/Average Same Store (4)	19,357	$1,495	$1,439	3.9%	94.4%	94.4%	59%	63%

(1)	Represents, by region, weighted average market level rents for the period.
(2)	Represents average physical occupancy for the quarter.
(3)	Represents the annualized number of units turned over for the six month period, divided by the number of units in the region.
(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting April 1, 2007

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities—Q208 (5)

	Number of Units
California	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
L.A./ Orange Co.	—	916	—	—	—	916	$1,855	75.1%
San Diego	—	—	246	—	—	246	1,641	92.3%
San Francisco	—	224	453	560	—	1,237	1,522	92.6%
Sacramento	—	—	—	644	236	880	1,115	96.4%

Pacific Northwest
Seattle	—	—	—	280	—	280	929	95.6%

Mountain/Desert Markets
Phoenix	—	—	—	—	1,248	1,248	885	92.6%
Denver	—	—	—	—	2,596	2,596	934	91.6%

Total/Average Non-Same Store	—	1,140	699	1,484	4,080	7,403	$1,183	90.6%

Total/Average Portfolio						26,760	$1,409	93.4%

(5)	Consists of communities acquired and development properties delivered or stabilized after April 1, 2007, two communities currently under rehabilitation and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure and Share Analysis as of June 30, 2008

(Dollar and share amounts in thousands)

				For the six months ended June 30, 2008
FIXED RATE	Balance Outstanding June 30, 2008		Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured (1)	$1,540,000		4.88 years	5.58%	76.8%	44.1%
Secured	152,816		3.83 years	6.23%	7.6%	4.4%
Total fixed rate debt	$1,692,816		4.78 years	5.64%	84.4%	48.5%

VARIABLE RATE DEBT

Unsecured Line of credit (2)	312,000		4.25 years	4.70%	15.6%	8.9%
Total variable rate debt	$312,000		4.25 years	4.70%	15.6%	8.9%

TOTAL DEBT	$2,004,816		4.70 years	5.49%	100.0%	57.4%

Ratio of debt to total market capitalization	45%

Interest expense coverage—YTD '08 (3)	2.8	x

Fixed charge coverage—YTD '08 (3)	2.5	x

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured	Secured	Total
2008	—	1,320	1,320
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	772,000	66,645	838,645
Thereafter	480,000	30,113	510,113

Total	$1,852,000	$152,816	$2,004,816

SENIOR UNSECURED DEBT RATINGS
Moody's	Baa2	(stable	)
Standard & Poor's	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST
	Qtr. Ended 6/30/2008	Qtr. Ended 6/30/2007
Interest capitalized	$5,075	$6,313

	YTD 6/30/2008	YTD 6/30/2007
Interest capitalized	$10,699	$12,136

SUMMARY OF COMMON SHARES
Weighted Average	Qtr. Ended 6/30/2008	Qtr. Ended 6/30/2007
Weighted average shares outstanding (5)	51,020	50,705
Weighted average OP units	845	880
Dilutive effect of stock based awards	830	1,135

Diluted shares—FFO (6)	52,695	52,720
Less: Anti-dilutive OP Units (7)	(845)	(880)

Diluted shares—EPS(8)	51,850	51,840

Weighted Average	YTD 6/30/2008	YTD 6/30/2007
Weighted average shares outstanding (5)	51,005	50,660
Weighted average OP units	845	890
Dilutive effect of stock based awards	770	1,180

Diluted shares—FFO (6)	52,620	52,730
Less: Anti-dilutive OP Units (7)	(845)	(890)

Diluted shares—EPS(8)	51,775	51,840

Ending	As of 6/30/2008	As of 6/30/2007
Shares outstanding at end of period	51,045	50,727
OP units at end of period	845	863
Dilutive effect of stock based awards	828	1,136

Total	52,718	52,726

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 6/30/2008	Qtr. Ended 6/30/2007
8.08% Series B, $25 per share liquidation pref.	—	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	7,000	10,000

(1)	Includes $460 million in convertible senior notes.
(2)	At June 30, 2008 we had a revolving Line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the six months ended June 30, 2008.
(4)	Includes the scheduled maturity of our unsecured line of credit. At June 30, 2008, the outstanding balance was $312 million.
(5)	Represents denominator for shares in the calculation of basic earnings per share.
(6)	Represents denominator for shares in the calculation of diluted FFO per share.
(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

June 30, 2008

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)

5600 Wilshire Los Angeles, CA	284	$120.4	$134.2	$13.8	Podium	4Q/2008	1Q/2009
Park Viridian (4) Anaheim, CA	320	59.8	89.2	29.4	Podium	1Q/2009	4Q/2009
Taylor 28 Apartments Seattle, WA	197	31.9	59.8	27.9	Podium	1Q/2009	2Q/2009
Belcarra Apartments Bellevue, WA	296	38.1	83.7	45.6	Podium	3Q/2009	1Q/2010
Crossings Santa Clara, CA	270	20.0	89.7	69.7	Podium	2Q/2010	3Q/2010

Total CIP	1,367	$270.2	$456.6	$186.4

LAND OWNED (5)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Wilshire La Brea (6) Los Angeles, CA	470	$80.9	$295.0	2H/2009	Podium
Pleasanton Pleasanton, CA	240	12.6	72.1	2H/2009	Garden
Stadium Park II Anaheim, CA	TBD	23.1	TBD	TBD	Wrap

Total Land Owned	710	$116.6	$367.1

Projected Average Composite Yield Upon Stabilization (7)		7.00%	for CIP and Land Owned

LAND UNDER CONTRACT (8)	Number of Units	Cost Incurred (9)	Estimated Cost (10)	Estimated Const. Start	Product Type
Pasadena II, CA	212	2.5	87.6	2H/2008	Podium
Mercer Island, WA	166	2.0	50.1	1H/2009	Podium
Walnut Creek, CA	361	3.5	126.0	1H/2009	Podium
Sunnyvale, CA	348	1.6	125.4	1H/2009	Wrap
San Jose, CA	300	0.8	116.1	2H/2010	Podium
Riverside, CA	TBD	2.1	TBD	TBD	Garden

Total	1,387	$12.5	$505.2

(1)	Reflects all recorded costs incurred as of June 30, 2008, recorded on our consolidated balance sheets as "direct investments in real estate-construction in progress."
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	"Completion" is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Reflects name change of Stadium Park I.
(5)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress
(6)	Project's estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Stabilization defined as economic stabilization; community leased to a stabilized level of occupancy (93%-95%) and all leasing concessions eliminated.
(8)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(9)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(10)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc.	Exhibit A

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES
California	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007
San Diego	1.3%	0.6%	0.8%	2.7%	1.8%
Inland Empire	1.5%	1.4%	-1.2%	-0.4%	2.5%
Orange County	0.8%	1.5%	-0.6%	0.2%	1.5%
Los Angeles	-0.3%	-0.3%	-0.5%	1.3%	3.8%
San Francisco	2.0%	0.3%	1.7%	3.0%	0.3%
Sacramento	2.7%	-0.5%	-1.4%	2.0%	0.7%

Subtotal; California	1.2%	0.6%	0.1%	1.7%	1.7%

Pacific Northwest
Seattle	1.6%	2.8%	0.1%	2.2%	3.8%

Mountain/Desert Markets
Phoenix	5.9%	-0.3%	-3.5%	-0.2%	3.4%

Total Same Store	1.4%	0.9%	0.0%	1.7%	2.1%

EXPENSES (1)
	Q2	Q1	Q4	Q3	Q2
California	2008	2008	2007	2007	2007
San Diego	2.2%	-7.8%	10.3%	-0.1%	3.6%
Inland Empire	1.9%	7.4%	-3.4%	7.0%	8.7%
Orange County	0.3%	-0.9%	4.4%	3.4%	-2.3%
Los Angeles	-1.9%	18.7%	-14.0%	3.5%	1.5%
San Francisco	-1.0%	7.0%	-7.9%	8.7%	-0.3%
Sacramento	-8.3%	8.8%	0.6%	2.0%	0.4%

Subtotal; California	-0.1%	3.6%	-0.9%	4.0%	1.8%

Pacific Northwest
Seattle	-0.7%	1.0%	0.7%	-3.5%	3.6%

Mountain/Desert Markets
Phoenix	-0.3%	22.0%	-26.2%	13.8%	1.3%

Total Same Store	-0.2%	3.8%	-1.8%	3.2%	2.0%

NET OPERATING INCOME
California	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007
San Diego	1.0%	4.0%	-2.6%	3.8%	1.2%
Inland Empire	1.3%	-1.0%	-0.3%	-3.4%	0.1%
Orange County	1.0%	2.6%	-2.5%	-1.1%	3.1%
Los Angeles	0.5%	-6.9%	5.0%	0.5%	4.8%
San Francisco	3.1%	-1.9%	5.5%	0.8%	0.5%
Sacramento	8.6%	-5.0%	-2.3%	2.1%	0.8%

Subtotal; California	1.8%	-0.5%	0.5%	0.7%	1.7%

Pacific Northwest
Seattle	2.5%	3.7%	-0.2%	4.9%	3.9%

Mountain/Desert Markets
Phoenix	9.9%	-10.8%	12.7%	-8.2%	4.6%

Total Same Store	2.1%	-0.2%	0.7%	1.0%	2.1%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B

Net Asset Value Calculation, Annualized Q2 2008

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 5.35% (1)

	Calculation per Actual-Q2 ‘08	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$339,356			$339,356
Partnership and ancillary revenues	17,260			17,260

Total real estate revenues	$356,616	$(14,440	) (3)	$342,176

Total real estate expenses	(104,576)	6,068	(3)	(98,508)

Annualized real estate net operating income	$252,040	$(8,372)		$243,668

Real estate asset value	$4,711,028			$4,554,542
Value of other assets:
Properties acquired @ 1.0x cost	—	—		—
Construction in progress @ 1.35x cost (2)	364,805	333,543	(3)	698,348
Land under development @1.20x cost	139,945	—		139,945
Market value of assets held for sale	203,831			203,831
Receivables and other assets, tangible	56,694			56,694
Other liabilities and nonconvertible minority interest	(91,379)			(91,379)

Total value of other assets	$673,896	$333,543		$1,007,439
Value of all assets:
Real estate asset value	$4,711,028			$4,554,542
Value of other assets	673,896			1,007,439

Total asset value	$5,384,924			$5,561,981
Debt and preferred equity:
Mortgage loans	$152,816			$152,816
Unsecured senior notes	1,540,000			1,540,000
Unsecured line of credit	312,000			312,000
Secured line of credit	—			—
Perpetual preferred stock	175,000			175,000

Total debt and preferred	$2,179,816			$2,179,816
Current equity value	$3,205,108			$3,382,165
Common shares outstanding	51,005			51,005
Operating partnership units	845			845
Dilution from stock based awards	770			770

Diluted shares/OP units outstanding	52,620			52,620

CURRENT NET ASSET VALUE PER SHARE	$60.91			$64.28

NAV Sensitivity
Cap Rate	$NAV /Share
5.475%	$62.30
5.35%	$64.28
5.225%	$66.35

1 Market cap rates	2Q’07 Reporting	Current range
San Francisco	4.00% - 4.75%	4.75% - 5.25%
San Diego	4.75% - 5.25%	5.00% - 5.75%
Los Angeles	4.00% - 5.00%	4.50% - 5.50%
Orange County	4.00% - 5.00%	4.50% - 5.50%
Inland Empire	4.50% - 5.25%	6.00% - 6.50%
Sacramento	5.00% - 5.50%	5.75% - 6.25%
Seattle	4.50% - 5.50%	4.75% - 6.00%
Phoenix	4.75% - 5.50%	5.50% - 6.50%
Denver	4.75% - 5.50%	5.50% - 6.00%

Weighted average range	4.30% - 5.15%	5.00% - 5.75%
Weighted average mid point	4.72%	5.35%

1	The NAV calculation uses a cap rate of 5.35%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.
2	Multiple derived by performing risk adjusted discounted cash flow analysis on the assets under construction. Analysis assumes a rising cap rate environment (25bps per year) and a discount rate of 8%.
3	Represents Renaissance at Uptown Orange in Orange, CA, Avenue 64 in Emeryville, CA and The Stuart at Sierra Madre Villa in Pasadena, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.35x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $8.4M.

BRE Properties, Inc.	Exhibit C

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 06/30/08	Quarter Ended 06/30/07	Six Months Ended 06/30/2008	Six Months Ended 06/30/2007
Net income available to common shareholders	$15,949	$15,146	$30,154	$27,060
Depreciation from continuing operations	19,924	18,611	40,041	36,825
Depreciation from discontinued operations	—	1,127	509	2,428
Minority interests	580	570	1,161	1,149
Depreciation from unconsolidated entities	415	272	817	526
Less: Minority interests not convertible to common	(106)	(105)	(212)	(210)

Funds from operations	$36,762	$35,621	$72,470	$67,778

Diluted shares outstanding—EPS (1)	51,850	51,840	51,775	51,840
Net income per common share—diluted	$0.31	$0.29	$0.58	$0.52

Diluted shares outstanding—FFO (1)	52,695	52,720	52,620	52,730
FFO per common share—diluted	$0.70	$0.68	$1.38	$1.29

(1)	See analysis of weighted average shares and ending shares at page 10.

BRE Properties, Inc.	Exhibit C, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 6/30/08	Quarter ended 6/30/07	Six months ended 06/30/08	Six months ended 06/30/07
Net income available to common shareholders	$15,949	$15,146	$30,154	$27,060
Interest, including discontinued operations	21,686	20,569	43,182	40,589
Depreciation, including discontinued operations	19,924	19,738	40,550	39,253

EBITDA	57,559	55,453	113,886	106,902
Minority interests	580	570	1,161	1,149
Dividends on preferred stock	2,953	4,468	5,906	8,936
Galleria Settlement	—	(1,900)	—	(1,900)

Adjusted EBITDA	$61,092	$58,591	$120,953	$115,087

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 6/30/08	Quarter ended 6/30/07	Six months ended 06/30/08	Six months ended 06/30/07
Net income available to common shareholders	$15,949	$15,146	$30,154	$27,060
Interest, including discontinued operations	21,686	20,569	43,182	40,589
Depreciation, including discontinued operations	19,924	19,738	40,550	39,253
Minority interests	580	570	1,161	1,149
Dividends on preferred stock	2,953	4,468	5,906	8,936
General and administrative expense	5,378	4,737	10,033	9,552

NOI	$66,470	$65,228	$130,986	$126,539

Less Non Same-Store NOI	8,877	9,819	16,977	17,000

Same-Store NOI	$57,593	$55,409	$114,009	$109,539